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                                                                   Exhibit 11(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent in this Post-Effective Amendment No. 45 Under the Securities Act of 1933, as amended, to this Registration Statement on Form N-1A (File No. 33-20827) of The RBB Fund, Inc. to the reference to our Firm under the heading "Miscellaneous - Independent Accountants" in the Statement of Additional Information.

/s/COOPERS & LYBRAND L.L.P.
---------------------------
   COOPERS & LYBRAND L.L.P.



2400 Eleven Penn Center
Philadelphia, Pennsylvania
May 8, 1997